                                                                               .
                                                                               .
                                                                               .

PROSPECTUS

(EATON VANCE LOGO)                22,500,000 SHARES
                    EATON VANCE TAX-MANAGED BUY-WRITE INCOME FUND
                                    COMMON SHARES
                                   $20.00 PER SHARE

                             ---------------------
    Investment objectives. Eaton Vance Tax-Managed Buy-Write Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes.

    Portfolio management strategies. Under normal market conditions, the Fund's investment program will consist primarily of (1) owning a diversified portfolio of common stocks that seeks to exceed the total return performance of the S&P 500 Composite Stock Price Index (the "S&P 500") and (2) selling S&P 500 call options on a continuous basis on substantially the full value of its holdings of common stocks. The Fund will use the CBOE S&P 500 BuyWrite Index (the "BXM") as its performance benchmark and will seek to achieve higher after-tax returns than a pure replication of the BXM strategy in part by employing a number of tax-management techniques and strategies. The BXM is a passive stock-plus-covered-call index created and maintained by the Chicago Board Options Exchange (the "CBOE").
                                               (continued on inside front cover)

    BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES HAVE NO HISTORY OF PUBLIC TRADING. THE SHARES OF CLOSED-END INVESTMENT COMPANIES OFTEN TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE, WHICH MAY INCREASE INVESTORS' RISK OF LOSS.
                               ------------------
     INVESTING IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS. SEE "INVESTMENT OBJECTIVES, POLICIES AND RISKS -- RISK CONSIDERATIONS" BEGINNING AT PAGE 31.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                               ------------------

                                                                PER SHARE             TOTAL(2)(3)
                                                              --------------         --------------
Public Offering Price                                             $20.00              $450,000,000
Sales Load                                                        $  .90              $ 20,250,000
Estimated Offering Expenses(1)(2)                                 $  .04              $    900,000
Proceeds to the Fund                                              $19.06              $428,850,000

---------------

(1) Eaton Vance (not the Fund) will pay certain additional compensation to Wachovia Capital Markets, LLC and A.G. Edwards & Sons, Inc. See "Underwriting." Eaton Vance (not the Fund) will pay Citigroup Global Markets Inc. for services provided pursuant to an agreement between Citigroup Global Markets Inc. and Eaton Vance. See "Underwriting." The total compensation received by the Underwriters will not exceed 9.0% of the aggregate initial offering price of the common shares offered hereby.

(2) In addition to the sales load, the Fund will pay offering expenses of up to $0.04 per share, estimated to total $900,000, which will reduce the "Proceeds to the Fund" (above). Eaton Vance or an affiliate has agreed to pay the amount by which the aggregate of all of the Fund's offering costs (other than sales loads) exceeds $0.04 per share. Eaton Vance or an affiliate has agreed to reimburse all Fund organizational costs.

(3) The Underwriters may also purchase up to an additional 3,375,000 common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds to the Fund will be $517,500,000, $23,287,500, $1,035,000 and $493,177,500, respectively.

 The Underwriters expect to deliver the common shares to purchasers on or about
                                April 29, 2005.
                               ------------------

CITIGROUP                                             WACHOVIA SECURITIES
A.G. EDWARDS                                                 ADVEST, INC.
ROBERT W. BAIRD & CO.                      BANC OF AMERICA SECURITIES LLC
H&R BLOCK FINANCIAL ADVISORS, INC.                    FERRIS, BAKER WATTS
                                                             INCORPORATED

J.J.B. HILLIARD, W.L. LYONS, INC.             JANNEY MONTGOMERY SCOTT LLC
KEYBANC CAPITAL MARKETS                            LEGG MASON WOOD WALKER
                                                             INCORPORATED

RBC CAPITAL MARKETS                                WELLS FARGO SECURITIES

April 26, 2005

(continued from previous page)

     Investment Adviser and Sub-Advisers. The Fund's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Adviser"). As of January 31, 2005, Eaton Vance and its subsidiaries managed approximately $98 billion on behalf of funds, institutional clients and individuals, including approximately $58.6 billion in equity assets. Eaton Vance has engaged its affiliate Parametric Portfolio Associates LLC ("Parametric" or a "Sub-Adviser") as a sub-adviser to the Fund. Parametric, founded in 1987, specializes in managing broadly diversified, risk-controlled and tax-efficient portfolios for high net worth and investment company clients. Parametric managed approximately $9.2 billion in assets as of January 31, 2005. Eaton Vance has also engaged Rampart Investment Management Company, Inc. ("Rampart" or a "Sub-Adviser") as a sub-adviser. Rampart, founded in 1983, specializes in options management and trading for institutional, high net worth and investment company clients. Rampart managed approximately $2.7 billion in assets as of February 28, 2005. Eaton Vance will be responsible for managing the Fund's overall investment program, providing research support to the Sub-Advisers and supervising the performance of the Sub-Advisers. Parametric will be responsible for structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques, relying in part on the fundamental research and analytical judgments of the Adviser. Parametric has developed specialized programs and systems that allow for efficient implementation of the Fund's strategies. Rampart will be responsible for providing advice on and execution of the Fund's options strategy.

     Portfolio contents. Under normal market conditions, the Fund will invest at least 80% of its total assets in a diversified portfolio of common stocks that seeks to exceed the total return performance of the S&P 500. Due to tax considerations, the Fund intends to limit the overlap between its stock portfolio holdings (and any subset thereof) and the S&P 500 to less than 70% on an ongoing basis. The Fund will invest primarily in common stocks of U.S. issuers.

     The Fund will seek to generate current earnings in part by employing an options strategy of writing (selling) index call options on the S&P 500. The Fund expects to sell index call options on a continuous basis on substantially the full value of its holdings of common stocks. Under normal market conditions, at least 80% of the value of the Fund's total assets will be subject to written index call options. Writing index call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation of the Fund's portfolio of common stocks. Generally, the Fund intends to sell S&P 500 call options that are slightly "out-of-the-money," meaning that option exercise prices generally will be slightly higher than the current level of the index at the time the options are written. The Fund seeks to generate current earnings from option premiums and, to a lesser extent, from dividends on stocks held.

     Exchange listing. The Fund's common shares have been approved for listing on the New York Stock Exchange under the symbol "ETB." Because the Fund is newly organized, its common shares have no history of public trading. The shares of closed-end management investment companies frequently trade at a discount from their net asset value. The returns earned by holders of the Fund's common shares ("Common Shareholders") who purchase their shares in this offering and sell their shares below net asset value will be reduced.

     Eaton Vance believes that the Fund may be appropriate for investors seeking an investment vehicle that combines regular distribution of current earnings and the potential for capital appreciation. The Fund may be particularly well suited for taxpaying investors who can benefit from the minimization and deferral of federal income taxes that the Fund seeks to provide.

     The Fund's net asset value and distribution rate will vary and may be affected by numerous factors, including changes in stock prices, option premiums, market interest rates, dividend rates and other factors. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

     This Prospectus sets forth concisely information you should know before investing in the shares of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional Information dated April 26, 2005, has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 1-800-225-6265 or by writing to the Fund. A table of contents to the Statement of Additional Information is located at page 55 of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with shareholder reports and other Fund-related materials: at the SEC's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); from the EDGAR database on the SEC's internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC's public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund's address is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, and its telephone number is 1-800-225-6265.

     The Fund's shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the Underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

                             ---------------------

                               TABLE OF CONTENTS

Prospectus Summary..........................................    1
Summary of Fund Expenses....................................   19
The Fund....................................................   20
Use of Proceeds.............................................   20
Investment Objectives, Policies and Risks...................   20
Management of the Fund......................................   36
Distributions...............................................   38
Dividend Reinvestment Plan..................................   43
Description of Capital Structure............................   44
Underwriting................................................   50
Custodian and Transfer Agent................................   53
Legal Opinions..............................................   54
Reports to Shareholders.....................................   54
Independent Registered Public Accounting Firm...............   54
Additional Information......................................   54
Table of Contents for the Statement of Additional
  Information...............................................   55
The Fund's Privacy Policy...................................   56

     Until May 21, 2005 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information that you should consider before investing in the Eaton Vance Tax-Managed Buy-Write Income Fund's common shares. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information, especially the information set forth under the heading "Investment Objectives, Policies and Risks."

THE FUND......................   Eaton Vance Tax-Managed Buy-Write Income Fund
                                 (the "Fund") is a newly organized, diversified, closed-end management investment company. The
                                 Fund seeks to provide current income and gains with a secondary objective of capital appreciation. Investments are based on Eaton
                                 Vance Management's ("Eaton Vance" or the
                                 "Adviser"), Parametric Portfolio Associates
                                 LLC's ("Parametric" or a "Sub-Adviser") and Rampart Investment Management Company, Inc.'s
                                 ("Rampart" or a "Sub-Adviser") internal
                                 research and proprietary modeling techniques and software. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

THE OFFERING..................   The Fund is offering 22,500,000 common shares
                                 of beneficial interest, par value $0.01 per share, through a group of underwriters (the
                                 "Underwriters") led by Citigroup Global Markets
                                 Inc., Wachovia Capital Markets, LLC, A.G.
                                 Edwards & Sons, Inc., Advest, Inc., Robert W.
                                 Baird & Co. Incorporated, Banc of America
                                 Securities LLC, H&R Block Financial Advisors,
                                 Inc., Ferris, Baker Watts, Incorporated, J.J.B.
                                 Hilliard, W.L. Lyons, Inc., Janney Montgomery
                                 Scott LLC, KeyBanc Capital Markets, A Division of McDonald Investments Inc., Legg Mason Wood
                                 Walker, Incorporated, RBC Capital Markets
                                 Corporation and Wells Fargo Securities, LLC.
                                 The common shares of beneficial interest are called "Common Shares." The Underwriters have been granted an option by the Fund to purchase up to 3,375,000 additional Common Shares solely to cover orders in excess of 22,500,000 Common
                                 Shares. The initial public offering price is $20.00 per share. The minimum purchase in this offering is 100 Shares ($2,000). See
                                 "Underwriting." Eaton Vance or an affiliate has agreed to (i) reimburse all organizational costs and (ii) pay all offering costs (other than sales loads) that exceed $0.04 per Common
                                 Share.

INVESTMENT OBJECTIVES AND
STRATEGIES....................   The Fund's primary investment objective is to
                                 provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes. There can be no assurance that the Fund will achieve its investment objectives.

                                 Under normal market conditions, the Fund's investment program will consist primarily of
                                 (1) owning a diversified portfolio of common stocks that seeks to exceed the total return performance of the S&P 500 Composite Stock Price Index (the "S&P 500") and (2) selling S&P 500 call options on a continuous basis on substantially the full value of its holdings of common stocks. The

                                 Fund will use the CBOE S&P 500 BuyWrite Index (the "BXM") as its performance benchmark and will seek to achieve higher after-tax returns than a pure replication of the BXM strategy in part by employing a number of tax-management techniques and strategies. The BXM is a passive stock-plus-covered-call index created and maintained by the Chicago Board Options Exchange (the "CBOE").

                                 Under normal market conditions, the Fund will invest at least 80% of its total assets in a diversified portfolio of common stocks that seeks to exceed the total return performance of the S&P 500. Due to tax considerations, the Fund intends to limit the overlap between its stock portfolio holdings (and any subset thereof) and the S&P 500 to less than 70% on an ongoing basis. The Fund will invest primarily in common stocks of U.S. issuers. The Fund may invest up to 10% of its total assets in securities of foreign issuers, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). The Fund normally expects that its assets will be invested across a broad range of industries and market sectors. The Fund may not invest 25% or more of its total assets in the securities of issuers in any single industry or group of industries. The Fund may invest a portion of its assets in stocks of mid-capitalization companies. Eaton Vance generally considers mid-capitalization companies to be those companies having market capitalizations within the range of capitalizations for the S&P MidCap 400 Index ("S&P MidCap 400"). As of December 31, 2004, the median market capitalization of companies in the S&P MidCap 400 was approximately $2.3 billion.

                                 The Fund will seek to generate current earnings in part by employing an options strategy of writing (selling) index call options on the S&P
                                 500. The Fund expects to sell index call options on a continuous basis on substantially the full value of its holdings of common stocks. Under normal market conditions, at least 80% of the value of the Fund's total assets will be subject to written index call options. Writing index call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation of the Fund's portfolio of common stocks. The Fund seeks to generate current earnings from option premiums and, to a lesser extent, from dividends on stocks held.

                                 The Fund intends to sell S&P 500 call options that are exchange-listed and "European style," meaning that the options may be exercised only on the expiration date of the option. Index options differ from options on individual securities in that index options (i) typically are settled in cash rather than by delivery of securities and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

                                 As the seller of S&P 500 call options, the Fund will receive cash (the premiums) from options purchasers. The purchaser of an

                                 S&P 500 call option has the right to any appreciation in the value of the S&P 500 over a fixed price (the exercise price) as of a specified date in the future (the option valuation date). Generally, the Fund intends to sell S&P 500 call options that are slightly "out-of-the-money" (i.e., the exercise price generally will be slightly above the current level of the S&P 500 when the option is sold). The Fund will, in effect, sell the potential appreciation in the value of the S&P 500 above the exercise price in exchange for the option premium received. If, at expiration, an S&P 500 call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the S&P 500 and the exercise price of the option. The premium, the exercise price and the market value of the S&P 500 will determine the gain or loss realized by the Fund as the seller of the index call option.

                                 The Fund's policies, under normal market conditions, that the Fund will invest at least 80% of its total assets in a diversified portfolio of common stocks that seeks to exceed the total return performance of the S&P 500 and that at least 80% of the value of the Fund's total assets will be subject to written index call options on a continuous basis are non-fundamental policies and may be changed by the Fund's Board of Trustees (the "Board") without Common Shareholder approval following the provision of 60 days prior written notice to Common Shareholders.

                                 In implementing the Fund's investment strategy, the Adviser and Sub-Advisers intend to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by shareholders in connection with their investment in the Fund as described below.

                                 The S&P 500 is an unmanaged index of 500 stocks maintained and published by Standard & Poor's that is market-capitalization weighted and generally representative of the performance of larger stocks traded in the United States. It is not possible to invest directly in the S&P
                                 500. The BXM is a passive total return index based on holding the stocks in the S&P 500 and selling a series of one-month S&P 500 call options on the full value of the portfolio. The options are sold at the nearest available exercise price above the prevailing S&P 500 level (i.e., slightly out-of-the-money). The short option position is maintained until expiration, at which time a new one-month call option is written. It is not possible to invest directly in the BXM. The Fund is not sponsored, endorsed, sold or promoted by the CBOE, and the CBOE makes no representation regarding the advisability of investing in the Fund.

INVESTMENT SELECTION
STRATEGIES....................   Eaton Vance will be responsible for managing
                                 the Fund's overall investment program,
                                 providing research support to the Sub-Advisers and supervising the performance of the Sub-Advisers. Parametric will be responsible for structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques, relying in part on the fundamental research and analytical judgments of the

                                 Adviser. Parametric has developed specialized programs and systems that allow for efficient implementation of the Fund's strategies. The Fund's investments are actively managed, and securities may be bought or sold on a daily basis. Rampart will be responsible for providing advice on and execution of the Fund's options strategy.

                                 The Adviser believes that a strategy of owning a portfolio of common stocks and selling covered call options (a "buy-write strategy") can provide current income and gains and attractive risk-adjusted returns. Compared to selling call options on individual stocks, the Adviser believes that selling index call options can achieve better tax and transactional efficiency because listed options on broad-based securities indices are "section 1256 contracts" subject to favorable tax treatment and because the markets for index options are generally deeper and more liquid than options on individual stocks.

                                 Eaton Vance further believes that a strategy of owning a portfolio of common stocks in conjunction with writing index call options on the S&P 500 should generally provide returns that are superior to owning the same stocks without an associated call option writing program under three different stock market scenarios: (1) down-trending equity markets;
                                 (2) flat market conditions; and (3) moderately rising equity markets. In the Adviser's opinion, only in more strongly rising equity markets would the buy-write strategy generally be expected to underperform the stock-only portfolio. For these purposes, the Adviser considers more strongly rising equity market conditions to exist whenever the current annual rate of return for U.S. common stocks (as represented by the S&P 500) exceeds the long-term historical average of stock market returns. The Adviser considers moderately rising equity market conditions to exist whenever current annual returns on U.S. common stocks are positive, but do not exceed the long-term historical average of stock market returns.

                                 To avoid being subject to the "straddle rules" under federal income tax law, the Fund intends to maintain an overlap of less than 70% between its stock portfolio (or any subset thereof) and the S&P 500 on an ongoing basis. Under the "straddle rules," "offsetting positions with respect to personal property" generally are considered to be straddles. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles because the Fund's portfolio of common stocks will be sufficiently dissimilar from the components of the S&P 500 under applicable guidance established by the IRS. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. Parametric will consider a variety of factors in constructing and maintaining the Fund's stock portfolio, including, but not limited to, stock performance ratings as determined by the Adviser, stock dividend yields, overlap between the stock portfolio holdings and the S&P 500, projected tracking of the stock portfolio versus the S&P 500, realization of loss harvesting opportunities and other tax management considerations. The Adviser's evaluation of the future performance potential of individual stocks will be one among several considerations in portfolio construction and will not, on a standalone basis, be determinative of portfolio construction. The Adviser's stock ratings will be based primarily on fundamental research.

                                 The Fund's index option strategy is designed to produce current cash flow from options premiums and to moderate the volatility of the Fund's returns. This index option strategy is of a hedging nature and is not designed to speculate on equity market performance. The Adviser believes that the Fund's index option strategy will moderate the volatility of the Fund's returns because the option premiums received will help to mitigate the impact of downward price movements in the stocks held by the Fund, while the Fund's obligations under index calls written will effectively limit the Fund's ability to participate in upward price movements in portfolio stocks beyond certain levels.

                                 The Fund expects to sell index call options on a continuous basis on substantially the full value of its holdings of common stocks. Under normal conditions, at least 80% of the value of the Fund's total assets will be subject to written index call options. The Adviser does not intend to sell index call options representing amounts greater than the value of the Fund's common stock portfolio (i.e., take a "naked" position). The Adviser intends to sell S&P 500 call options that are exchange-listed and "European style," meaning that the options may only be exercised on the expiration date of the option. Exchange-traded index options are typically settled in cash and provide that the holder of the option has the right to receive an amount of cash determined by the excess of the index exercise-settlement value of the index over the exercise price of the option. The exercise-settlement value is calculated based on opening sales prices of the component index stocks on the option valuation date, which is the last business day before the expiration date. Generally, the Adviser intends to sell S&P 500 call options that are slightly "out-of-the-money," meaning that option exercise prices generally will be slightly above the current level of the index at the time the options are written. The Adviser expects initially to follow an options strategy similar to that of the BXM, selling S&P 500 call options with a remaining maturity of approximately one month and maintaining its short call options positions until approximately their option valuation date, at which time replacement call option positions with a remaining maturity of approximately one month are written.

                                 In implementing the Fund's investment strategy, the Adviser and the Sub-Advisers intend to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund. These include: (1) selling index call options that qualify for treatment as "section 1256 contracts" on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period; (2) limiting the overlap of the Fund's stock portfolio (and any subset thereof) versus the S&P 500 to less than 70% so that the Fund's stock holdings and S&P 500 call options are not subject to the "straddle rules;" (3) engaging in a systematic program of tax-loss harvesting in the Fund's stock portfolio, periodically selling stock positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund; and (4) managing the sale of appreciated stock positions so as to minimize the Fund's net realized short-term capital gains in excess of net realized long-term capital losses. When an appreciated security is sold, the Fund intends to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis.

                                 In addition, the Fund will seek to earn and distribute "qualified dividend income." Under federal income tax law enacted in 2003, the qualified dividend income of individuals and other noncorporate taxpayers is taxed at long-term capital gain tax rates if certain holding period and other requirements are met. Qualified dividends are dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Common Shareholders. For the Fund to receive tax-advantaged treatment of its qualified dividend income, the Fund must hold stock paying qualified dividends for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to such stock. Similar provisions apply to each Common Shareholder's investment in the Fund. In order for qualified dividend income paid by the Fund to a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Fund shares for more than 60 days during the 121-day period surrounding the ex-dividend date. The provisions of the Code applicable to qualified dividend income are effective through 2008. Thereafter, qualified dividend income will be subject to tax at ordinary income rates unless further legislative action is taken. The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2009 unless further legislative action is taken.

                                 The Fund may seek to enhance the level of tax-advantaged dividend income it receives by emphasizing higher-yielding stocks in its stock portfolio and by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given time period than if it held a single stock. In order for dividends received by the Fund to qualify for favorable tax treatment, the Fund must comply with the holding period and other requirements set forth in the preceding paragraph. By complying with the applicable holding period and other requirements while engaging in dividend capture trading, the Fund may be able to enhance the level of tax-advantaged dividend income it receives because it will receive more dividend payments qualifying for favorable treatment during the same time period than if it simply held its portfolio stocks. The use of dividend capture trading strategies will expose the Fund to increased trading costs and potentially higher short-term gain or loss.

                                 The foregoing policies relating to investment in common stocks and options writing are the Fund's primary investment policies. In addition to its primary investment policies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices. In addition to writing index call options, the Fund may invest up to 20% of its total assets in derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objectives and policies), provided that no more than 10% of the Fund's total assets may be invested in such derivative instruments acquired for non-hedging purposes. To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on stocks and stock indices and options thereon, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund can, within certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged dividends). In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for favorable tax treatment. See "Investment Objectives, Polices and Risks."

LISTING.......................   The Fund's Common Shares have been approved for
                                 listing on the New York Stock Exchange under the symbol "ETB."

INVESTMENT ADVISER,
ADMINISTRATOR AND
SUB-ADVISERS..................   Eaton Vance, a direct wholly-owned subsidiary
                                 of Eaton Vance Corp., is the Fund's investment adviser and administrator. The Adviser and its subsidiaries managed approximately $98 billion on behalf of funds, institutional clients and individuals as of January 31, 2005, including approximately $58.6 billion in equity assets.
                                 Thirty-one of the funds managed by Eaton Vance are closed-end funds. Eaton Vance has engaged
                                 Parametric, an indirect, majority-owned
                                 subsidiary of Eaton Vance Corp., as a
                                 sub-adviser to the Fund. Parametric, founded in 1987, specializes in managing broadly diversified, risk-controlled and tax-efficient portfolios for high net worth and investment company clients. Parametric managed approximately $9.2 billion in assets as of January 31, 2005. Eaton Vance has also engaged
                                 Rampart as a sub-adviser. Rampart, founded in 1983, specializes in options management and trading for institutional, high net worth and investment company clients. Rampart managed approximately $2.7 billion in assets as of February 28, 2005. Eaton Vance will be responsible for managing the Fund's overall investment program, providing research support to the Sub-Advisers and supervising the performance of the Sub-Advisers. Parametric will be responsible for structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques, relying in part on the fundamental research and analytical judgments of the Adviser. Parametric has developed specialized programs and systems that allow for efficient implementation of the Fund's strategies. Rampart will be responsible for providing advice on and execution of the Fund's options strategy. See "Management of the Fund."

DISTRIBUTIONS.................   Commencing with the Fund's first distribution,
                                 the Fund intends to make regular quarterly distributions to Common Shareholders sourced from the Fund's cash available for distribution. "Cash available for distribution" will consist of the Fund's net option premiums, net realized and unrealized gains on stock investments, and dividends and interest income, after payment of Fund expenses. The Fund's distribution rate may be adjusted from time-to-time. The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders. The initial distribution is expected to be declared approximately 75 days and paid approximately
                                 90-120 days after the completion of this offering, depending on market conditions.

                                 The Fund's annual distributions will likely differ from annual net investment income. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. To the extent that the Fund's net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund's investment company taxable income will be distributed.

                                 At least annually, the Fund intends to
                                 distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year's net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and amounts refunded in connection with retained capital gains as a substitute for equivalent cash distributions.

                                 If the Fund's total quarterly distributions in any year exceed the amount of its net investment income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. Under the Investment Company Act of 1940, as amended (the "1940 Act"), for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

                                 To permit the Fund to maintain more stable distributions, distribution rates will be based on projected annual cash available from distribution. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available for distribution from that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares' net asset value.

                                 The Fund has applied for an order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). In the event that such an exemptive order is obtained, the Fund will consider increasing the frequency of its regular distributions from quarterly to monthly. There is no assurance that the SEC will grant the Fund's request for such exemptive order. The staff of the SEC has indicated that it has suspended the processing of exemptive applications requesting the type of relief referenced above, pending review by the staff of the results of an industry-wide SEC inspection focusing on the dividend practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief. As a result of this development, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above.

                                 Common Shareholders may elect automatically to reinvest some or all of their distributions in additional Common Shares under the Fund's dividend reinvestment plan. See "Distributions" and "Dividend Reinvestment Plan."

DIVIDEND REINVESTMENT PLAN....   The Fund has established a dividend
                                 reinvestment plan (the "Plan"). Under the Plan, a Common Shareholder may elect to have all distributions automatically reinvested in additional Common Shares either purchased in the open market or newly issued by the Fund if the Common Shares are trading at or above their net asset value. Common Shareholders may elect to participate in the Plan by completing the dividend reinvestment plan application form.
                                 Common Shareholders who do not elect to
                                 participate in the Plan will receive all distributions in cash paid by check mailed directly to them by PFPC Inc., as dividend paying agent. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. See "Dividend
                                 Reinvestment Plan."

CLOSED-END STRUCTURE..........   Closed-end funds differ from traditional,
                                 open-end management investment companies
                                 (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities that are redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares.

                                 Shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of this possibility and that any such discount may not be in the interest of Common Shareholders, the Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. The Board might also consider the conversion of the Fund to an open-end mutual fund. The Board believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

SPECIAL RISK CONSIDERATIONS...   The following describes various principal risks
                                 of investing in the Fund. A more detailed description of these and other risks of investing in the Fund are described under "Investment Objectives, Policies and
                                 Risks -- Risk Considerations" in this
                                 Prospectus and under "Additional Investment
                                 Information and Restrictions" in the Fund's
                                 Statement of Additional Information.

                                 No Operating History. The Fund is a newly organized, diversified closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

                                 Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Because the Fund intends to sell index call options on a continuous basis on substantially the full value of its common stock holdings, the Fund's appreciation potential from equity market performance will be limited. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

                                 Issuer Risk. The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

                                 Equity Risk. Under normal market conditions, the Fund will invest its managed assets in a diversified portfolio of common stocks. Therefore, a principal risk of investing in the Fund is equity risk. Equity risk is the risk that the value of securities held by the Fund will fluctuate or fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market;

                                 or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stocks in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. Finally, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

                                 Risks of Mid-Cap Companies. The Fund may make investments in stocks of companies whose market capitalization is considered middle sized or "mid-cap." Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

                                 Risk of Selling Index Call Options. The Fund expects to sell S&P 500 call options on a continuous basis on substantially the full value of its holdings of common stocks. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund intends to mitigate the risks of its written index call positions by holding a diversified portfolio of stocks similar to those on which the S&P 500 is based. However, the Fund does not intend to acquire and hold a portfolio containing exactly the same stocks as the S&P 500. Due to tax considerations, the Fund intends to limit the overlap between its stock portfolio holdings (and any subset thereof) and the S&P 500 to less than 70% on an ongoing basis. Consequently, the Fund bears the risk that the performance of the securities held will vary from the performance of the S&P 500. Index options written by the Fund will be priced on a daily basis. Their value will be affected primarily by changes in the price and dividend rates of the underlying common stocks in the S&P 500, changes in actual or perceived volatility of the S&P 500 and the remaining time to the options' expiration. The trading price of S&P 500 call options will also be affected by liquidity considerations and the balance of purchase and sale orders.

                                 A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. As the writer of S&P 500 call options, the Fund will forgo, during the option's life, the opportunity to profit from increases in the value of the S&P 500 above the sum of the option premium received and the exercise price of the call option, but retains the risk of loss, minus the option premium received, should the value of the S&P 500 decline. When a call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of S&P 500 at contract termination over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

                                 The trading price of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund may close out a call option by buying the option instead of letting it expire or be exercised. There can be no assurance that a liquid market will exist when the Fund seeks to close out a call option position by buying the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

                                 The hours of trading for options may not conform to the hours during which common stocks held by the Fund are traded. To the extent that the options markets close before the markets for securities, significant price and rate movements can take place in the securities markets that would not be reflected concurrently in the options markets. Index call options are marked to market daily and their value is affected by changes in the value and dividend rates of the securities represented in the underlying index, changes in interest rates, changes in the actual or perceived volatility of the associated index and the remaining time to the options' expiration, as well as trading conditions in the options market.

                                 Tax Risk.  Reference is made to
                                 "Distributions -- Federal Income Tax Matters" for an explanation of the federal income tax consequences and attendant risks of investing in the Fund. Although the Fund seeks to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund, there can be no assurance that it will be successful in this regard. The tax treatment and characterization of the Fund's distributions may change over time due to changes in the Fund's mix of investment returns and changes in the federal tax laws, regulations and administrative and judicial interpretations. Distributions paid on the Common Shares may be characterized variously as net investment income (taxable at ordinary income rates), qualified dividends and capital gains dividends (each taxable at long-term capital gains rates) or return of capital (not currently taxable). The ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until after the end of that calendar year. Distributions to a Common Shareholder that are return of capital will be tax free to the amount of the Common Shareholder's current tax basis in his or her Common Shares, with any distribution amounts exceeding such basis treated as capital gain on a deemed sale of Common Shares. Common Shareholders are required to reduce their tax basis in Common Shares by the amount of tax-free return of capital distributions received, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) to be recognized upon a later disposition of the Common Shares. In order for Fund distributions of qualified dividend income to be taxable at favorable long-term capital gains rates, a Common Shareholder must meet certain prescribed holding period and other requirements with respect to his or her Common Shares. If positions held by the Fund were treated as "straddles" for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. Gain or loss on positions in a straddle are subject to special (and generally disadvantageous) rules as described under "Distributions -- Federal Income Tax Matters."

                                 Distribution Risk. The quarterly distributions Common Shareholders will receive from the Fund will be sourced from the Fund's net option premiums, net realized and unrealized gains on stock investments, and dividends and interest income, after payment of Fund expenses. The Fund's cash available for distribution may vary widely over the short- and long-term. If stock prices or stock market volatility declines, the level of premiums from writing index call options and the amounts available for distribution from options activity will likely decrease as well. Payments to close out written call options will reduce amounts available for distribution from call option premiums received. Net realized and unrealized gains on the Fund's stock investments will be determined primarily by the direction and movement of the U.S. stock market (and the particular stocks held). Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. There can be no assurance that quarterly distributions paid by the Fund to the Common Shareholders will be maintained at initial levels or increase over time.

                                 Foreign Security Risk. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad (such as foreign brokerage costs, custodial expenses and other fees) are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation of assets, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations or repatriating capital invested in foreign countries. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments held by the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

                                 Interest Rate Risk. The premiums from writing index call options and amounts available for distribution from the Fund's options activity may decrease in declining interest rate environments. The value of the Fund's common stock investments may also be influenced by changes in interest rates. Higher yielding stocks and stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

                                 Derivatives Risk. In addition to writing index call options, the risks of which are described above, the Fund may invest up to 20% of its total assets in other derivative investments acquired for hedging, risk management and investment purposes. Derivative transactions including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales) may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates, and imperfect correlations between the Fund's securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or no recovery in such circumstances. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Fund's performance.

                                 Liquidity Risk. The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund's net asset value, and at times may make the disposition of securities impracticable.

                                 Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

                                 Market Price of Common Shares. The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The net asset value per Common Share will be reduced immediately following this offering by the sales load and the amount of offering expenses paid by the Fund. The trading price of the Common Shares may be less than the initial public offering price. The risk will be greater for investors who sell their Common Shares in a relatively short period after completion of the initial public offering.

                                 Financial Leverage. Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund's distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

                                 Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance, Parametric, Rampart and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund's investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance, Parametric, Rampart and the individual portfolio managers to develop and actively implement investment strategies that achieve the Fund's investment objectives. There is no assurance that Eaton Vance, Parametric, Rampart and the individual portfolio managers will be successful in developing and implementing the Fund's investment strategy. Subjective decisions made by Eaton Vance, Parametric, Rampart and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

                                 Market Disruption. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. These terrorist attacks and related events, including the war in Iraq, its aftermath and continuing occupation of Iraq by coalition forces, have raised short-term market risk and may have adverse long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact trading in common stocks and stock options, interest rates, credit risk, inflation and other factors relating to the Common Shares. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets.

                                 Anti-takeover Provisions. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. See "Description of Capital Structure -- Anti-Takeover Provisions in the Declaration of Trust."

                            SUMMARY OF FUND EXPENSES

     The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
  Sales load paid by you (as a percentage of offering
     price).................................................  4.50%
  Expenses borne by Common Shareholders.....................  0.20%(1)
  Dividend reinvestment plan fees...........................   None(2)

                                                               PERCENTAGE OF
                                                                NET ASSETS
                                                              ATTRIBUTABLE TO
                                                               COMMON SHARES
                                                              ---------------
ANNUAL EXPENSES
  Management fees...........................................        1.00%
  Other expenses............................................        0.20%(3)
  Total annual expenses.....................................        1.20%
                                                                    ====

---------------

(1) Eaton Vance or an affiliate has agreed to reimburse all organizational costs and pay all offering costs (other than sales load) that exceed $0.04 per Common Share (0.20% of the offering price).

(2) You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(3) Estimated expenses based on the current fiscal year.

     The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 12,500,000 Common Shares. If the Fund issues fewer Common Shares, these expenses generally would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

EXAMPLE

     The following Example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $45 and estimated offering expenses of this offering of $2), assuming (i) total annual expenses of 1.20% of net assets attributable to Common Shares and (ii) a 5% annual return(1):

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $59       $83      $110       $186

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER.
---------------

(1) The Example assumes that the estimated Other expenses set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE FUND

     Eaton Vance Tax-Managed Buy-Write Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act" or the "Investment Company Act"). The Fund was organized as a Massachusetts business trust on November 17, 2004 pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts and has no operating history. The Fund's principal office is located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, and its telephone number is 1-800-225-6265.

     This Prospectus relates to the initial public offering of the Fund's common shares of beneficial interest, $0.01 par value (the "Common Shares"). See "Underwriting."

                                USE OF PROCEEDS

     The net proceeds of this offering of Common Shares will be approximately $428,850,000 (or $493,177,500 assuming exercise of the Underwriters' over-allotment option in full), which after payment of the estimated offering expenses, will be invested in accordance with the Fund's investment objectives and policies as soon as practicable but in no event, assuming normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in high-quality, short-term debt securities, cash and/or cash equivalents. Eaton Vance or an affiliate has agreed to (i) reimburse all organizational costs and (ii) pay all offering costs of the Fund (other than sales loads) that exceed $0.04 per Common Share.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS

INVESTMENT OBJECTIVES

     The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes. There can be no assurance that the Fund will achieve its investment objectives.

     Under normal market conditions, the Fund's investment program will consist primarily of (1) owning a diversified portfolio of common stocks that seeks to exceed the total return performance of the S&P 500 Composite Stock Price Index (the "S&P 500") and (2) selling S&P 500 call options on a continuous basis on substantially the full value of its holdings of common stocks. The Fund will use the CBOE S&P 500 BuyWrite Index (the "BXM") as its performance benchmark and will seek to achieve higher after-tax returns than a pure replication of the BXM strategy in part by employing a number of tax-management techniques and strategies. The BXM is a passive stock-plus-covered-call index created and maintained by the Chicago Board Options Exchange (the "CBOE").

PRIMARY INVESTMENT POLICIES

     GENERAL COMPOSITION OF THE FUND. Under normal market conditions, the Fund will invest at least 80% of its total assets in a diversified portfolio of common stocks that seeks to exceed the total return performance of the S&P 500. Due to tax considerations, the Fund intends to limit the overlap between its stock portfolio holdings (and any subset thereof) and the S&P 500 to less than 70% on an ongoing basis. The Fund will invest primarily in common stocks of U.S. issuers. The Fund may invest up to 10% of its total assets in securities of foreign issuers, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). The Fund normally expects that its assets will be invested across a broad range of industries and market sectors. The Fund may not invest 25% or more of its total assets in the securities of issuers in any single industry or group of industries. The Fund may invest a portion of its assets in stocks of mid-capitalization companies. Eaton Vance generally considers mid-capitalization companies to be those companies having market capitaliza-tions within the range of capitalizations for the S&P MidCap 400 Index ("S&P MidCap 400"). As of December 31, 2004, the median market capitalization of companies in the S&P MidCap 400 was approximately $2.3 billion.

     The Fund will seek to generate current earnings in part by employing an options strategy of writing (selling) index call options on the S&P 500. The Fund expects to sell index call options on a continuous basis on substantially the full value of its holdings of common stocks. Under normal market conditions, at least 80% of the value of the Fund's total assets will be subject to written index call options. Writing index call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation of the Fund's portfolio of common stocks. Generally, the Fund intends to sell S&P 500 call options that are slightly "out-of-the-money," meaning that option exercise prices generally will be slightly higher than the current level of the index at the time the options are written. The Fund seeks to generate current earnings from index option writing premiums and, to a lesser extent, from dividends on stocks held.

     The Fund intends to sell S&P 500 call options that are exchange-listed and "European style," meaning that the options may be exercised only on the expiration date of the option. Index options differ from options on individual securities in that index options (i) typically are settled in cash rather than by delivery of securities (meaning the exercise of an index option does not involve the actual purchase or sale of securities) and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

     As the seller of S&P 500 call options, the Fund will receive cash (the premium) from options purchasers. The purchaser of an S&P 500 call option has the right to receive from the option seller any appreciation in the value of the S&P 500 over a fixed price (the exercise price) as of a specified date in the future (the option valuation date). The exercise-settlement value of the index is calculated based on opening sales prices of the component index stocks on the option valuation date, which is the last business day before the expiration date. By writing S&P 500 call options, the Fund will, in effect, sell the potential appreciation in the value of the S&P 500 above the exercise price in exchange for the option premium received. If, at expiration, an S&P 500 call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the S&P 500 and the exercise price of the option. The premium, the exercise price and the market value of the S&P 500 will determine the gain or loss realized by the Fund as the seller of the index call option.

     The Fund expects to maintain high turnover in index call options, based on the Adviser's intent to sell index call options on substantially the full value of its holdings of common stocks and the Fund's initial expectation to roll forward its options positions on a monthly basis. For its stock holdings, the Fund's annual portfolio turnover rate is expected to exceed that of the S&P 500 due to turnover in connection with the Fund's tax loss harvesting, gain matching, dividend capture and other strategies. On an overall basis, the Fund's annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund.

     The Fund's policies, under normal market conditions, that the Fund will invest at least 80% of its total assets in a diversified portfolio of common stocks that seeks to exceed the total return performance of the S&P 500 and that at least 80% of the value of the Fund's total assets will be subject to written index call options on a continuous basis are non-fundamental policies and may be changed by the Fund's Board of Trustees (the "Board") without Common Shareholder approval following the provision of 60 days prior written notice to Common Shareholders.

     In implementing the Fund's investment strategy, the Adviser and Sub-Advisers intend to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by shareholders in connection with their investment in the Fund as described below.

     The S&P 500 is an unmanaged index of 500 stocks maintained and published by Standard & Poor's that is market-capitalization weighted and generally representative of the performance of larger stocks traded in the United States. It is not possible to invest directly in the S&P 500. The BXM is a passive total return index based on holding the stocks in the S&P 500 and selling a series of one-month S&P 500 call options on the full value of the portfolio. The options are sold at the nearest available exercise price above the prevailing S&P 500 level (i.e., slightly "out-of-the-money"). The short option position is maintained until expiration, at which time a new one-month call option is written. It is not possible to invest directly in the BXM. The Fund is not sponsored, endorsed, sold or promoted by the CBOE, and the CBOE makes no representation regarding the advisability of investing in the Fund.

     INVESTMENT STRATEGY. Eaton Vance will be responsible for managing the Fund's overall investment strategy, providing research support to the Sub-Advisers and supervising the performance of the Sub-Advisers. Parametric will be responsible for structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques, relying in part on the fundamental research and analytical judgments of the Adviser. Parametric has developed specialized programs and systems that allow for efficient implementation of the Fund's strategies. The Fund's investments are actively managed, and securities may be bought or sold on a daily basis. Rampart will be responsible for providing advice on and execution of the Fund's options strategy. See "Management of the Fund."

     The Adviser believes that a strategy of owning a portfolio of common stocks and selling covered call options (a "buy-write strategy") can provide current income and gains and attractive risk-adjusted returns. Compared to selling call options on individual stocks, selling index call options can achieve better tax and transactional efficiency because index options are cash-settled "section 1256 contracts" subject to favorable tax treatment and because the markets for index options are generally deeper and more liquid than options on individual stocks.

     Eaton Vance further believes that a strategy of owning a portfolio of common stocks in conjunction with writing index call options on the S&P 500 should generally provide returns that are superior to owning the same stocks without an associated call option writing program under three different stock market scenarios: (1) down-trending equity markets; (2) flat market conditions; and (3) moderately rising equity markets. In the Adviser's opinion, only in more strongly rising equity markets would the buy-write strategy generally be expected to underperform the stock-only portfolio. For these purposes, the Adviser considers more strongly rising equity market conditions to exist whenever the current annual rate of return for U.S. stocks exceeds the long-term historical average of stock market returns. The Adviser considers moderately rising equity market conditions to exist whenever current annual returns on U.S. common stocks are positive, but do not exceed the long-term historical average of stock market returns.

     To avoid being subject to the "straddle rules" under federal income tax law, the Fund intends to maintain an overlap of less than 70% between its stock portfolio (or any subset thereof) and the S&P 500 on an ongoing basis. Under the "straddle" rules, "offsetting positions with respect to personal property" generally are considered to be straddles. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles because the Fund's portfolio of common stocks will be sufficiently dissimilar from the components of the S&P 500 under applicable guidance established by the IRS. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. Parametric will consider a variety of factors in constructing and maintaining the Fund's stock portfolio, including, but not limited to, stock performance ratings as determined by the Adviser, stock dividend yields, overlap between the stock portfolio holdings and the S&P 500, projected tracking of the stock portfolio versus the S&P 500, realization of loss harvesting opportunities and other tax management considerations. The Adviser's evaluation of the future performance potential of individual stocks will be one among several considerations in portfolio construction and will not, on a standalone basis, be determinative of portfolio construction. The Adviser's stock ratings will be based primarily on fundamental research.

     The Fund's index option strategy is designed to produce current cash flow from options premiums and to moderate the volatility of the Fund's returns. This index option strategy is of a hedging nature and is not designed to speculate on equity market performance. The Adviser believes that the Fund's index option strategy will moderate the volatility of the Fund's returns because the option premiums received will help to mitigate the impact of downward price movements in the stocks held by the Fund, while the Fund's obligations under index calls written will effectively limit the Fund's ability to participate in upward price movements in portfolio stocks beyond certain levels. The Adviser initially expects to follow an options strategy similar to that of the BXM, selling S&P 500 call options with a remaining maturity of approximately one month and maintaining its short call options positions until approximately their option valuation date, at which time replacement call option positions with a remaining maturity of approximately one month are written. The Adviser intends to sell S&P 500 call options on substantially the full value of the Fund's common stock holdings. The Adviser does not intend to sell index call options representing amounts greater than the value of the Fund's common stock portfolio (i.e., take a 'naked' position).

     The foregoing policies relating to investment in common stocks and index options writing are the Fund's primary investment policies. In addition to its primary investment policies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices.

     In addition to the intended strategy of selling index call options, the Fund may invest up to 20% of its total assets in other derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objectives and policies), provided that no more than 10% of the Fund's total assets may be invested in such derivative instruments acquired for non-hedging purposes. Derivative instruments may be used in order to help protect against a decline in the value of its portfolio securities. Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities.

     TAX-MANAGED INVESTING. Taxes are a major influence on the net after-tax returns that investors receive on their taxable investments. There are five potential sources of returns for a Common Shareholder: (1) appreciation or depreciation in the value of the Common Shares; (2) distributions of qualified dividend income; (3) distributions of other investment income and net short-term capital gains; (4) distributions of long-term capital gains (and long-term capital gains retained by the Fund); and (5) distributions of return of capital. These different sources of investment returns are subject to widely varying federal income tax treatment. Distributions of other investment income (i.e., non-qualified dividend income) and net realized short-term gains are taxed currently as ordinary income, at rates as high as 35%. Distributions of qualified dividend income and net realized long-term gains (whether distributed or retained by the Fund) are taxed currently at rates up to 15% for individuals and other noncorporate taxpayers. Generally, return from appreciation and depreciation in the value of Common Shares and distributions characterized as return of capital result in adjustment of a Common Shareholder's federal income tax basis in his or her Common Shares and accordingly are not taxable until the Common Shareholder sells his or her Common Shares. Upon sale, a capital gain or loss equal to the difference between the net proceeds of such sale and the Common Shareholder's adjusted tax basis is realized. Capital gain is considered long-term and is taxed at rates up to 15% for individuals and other noncorporate taxpayers if the Common Shareholder has held his or her shares more than one year. Otherwise, capital gain is considered short-term and is taxed at rates up to 35%. The after-tax returns achieved by a Common Shareholder will be substantially influenced by the mix of different types of returns subject to varying federal income tax treatment.

     In implementing the Fund's investment strategy, the Adviser and Sub-Advisers intend to employ a variety of techniques and strategies designed to skew the mix of Fund returns to the types of returns that are most advantageously taxed, thereby seeking to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund. Such techniques and strategies are expected to include: (1) employing a call options strategy consisting of selling S&P 500 call options that qualify for treatment as "section 1256 contracts", on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period; (2) limiting the overlap of the Fund's stock portfolio (and any subset thereof) versus the S&P 500 to less than 70% so that the Fund's stock holdings and S&P 500 call options are not subject to the "straddle rules;" (3) engaging in a systematic program of tax-loss harvesting in the Fund's stock portfolio, periodically selling stock positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund; and (4) managing the sale of appreciated stock positions so as to minimize the Fund's net realized short-term capital gains in excess of net realized long-term capital losses. When an appreciated security is sold, the Fund intends to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis.

     In addition, the Fund will seek to earn and distribute "qualified dividend income." Under federal income tax law enacted in 2003, the qualified dividend income of individuals and other noncorporate taxpayers is taxed at long-term capital gain tax rates if certain holding period and other requirements are met. Qualified dividends are dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Common Shareholders. For the Fund to receive tax-advantaged treatment of its qualified dividend income, the Fund must hold stock-paying qualified dividends for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to such stock. Similar provisions apply to each Common Shareholder's investment in the Fund. In order for qualified dividend income paid by the Fund to a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Fund shares for more than 60 days during the 121-day period surrounding the ex-dividend date. The provisions of the Code applicable to qualified dividend income are effective through 2008. Thereafter, qualified dividend income will be taxable as ordinary income unless further legislative action is taken. The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions described above and would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2009 unless further legislative action is taken.

     The Fund may seek to enhance the level of tax-advantaged dividend income it receives by emphasizing higher-yielding stocks in its stock portfolio and by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given time period than if it held a single stock. In order for dividends received by the Fund to qualify for favorable tax treatment, the Fund must comply with the holding period and other requirements set forth in the preceding paragraph. By complying with the applicable holding period and other requirements while engaging in dividend capture trading, the Fund may be able to enhance the level of tax-advantaged dividend income it receives because it will receive more dividend payments qualifying for favorable treatment during the same time period than if it simply held portfolio stocks. The use of dividend capture trading strategies will expose the Fund to increased trading costs and potentially higher short-term gain or loss.

     To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the sale of futures contracts on stocks and stock indices and options thereon, equity swaps, covered short sales and forward sales of stocks). By using these techniques rather than selling appreciated securities, the Fund can, within certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged dividends). In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for favorable tax treatment. As indicated above, in addition to writing index call options, the Fund may invest up to 20% of its total assets in derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objective and policies), provided that no more than 10% of the Fund's total assets may be invested in such derivative instruments acquired for non-hedging purposes.

     COMMON STOCKS. Under normal market conditions, the Fund will invest at least 80% of its total assets in a diversified portfolio of common stocks that seeks to exceed the total return performance of the S&P 500. Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation's board of directors. Common stock normally occupies the most subordinated position in an issuer's capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock.

     Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

     FOREIGN SECURITIES. The Fund may invest up to 10% of its total assets in securities of issuers located in countries other than the United States. The Fund will not invest in issuers located in emerging market countries. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Dividends received with respect to stock of a foreign corporation may qualify for the reduced rates of federal income taxation applicable to qualified dividend income only if such corporation satisfies the requirements to be a "qualified foreign corporation."

     The Fund may invest in ADRs, EDRs and GDRs. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, may not pass through voting or other shareholder rights, and may be less liquid than sponsored receipts.

     INDEX OPTIONS GENERALLY. The Fund will pursue its objectives in part by selling S&P 500 call options on a continuous basis on substantially the full value of its common stock portfolio.

     The Fund will sell S&P 500 call options that are exchange-listed and that are "European style," meaning that the options may only be exercised on the expiration date of the option. Index options differ from options on individual securities in that index options (i) typically are settled in cash rather than by delivery of securities and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

     Option contracts are originated and standardized by the Options Clearing Corporation (the "OCC"). Currently, index options are available on 89 indexes, with new listings added periodically. The Fund will sell S&P 500 call options that are generally issued, guaranteed and cleared by the OCC. S&P 500 options currently trade exclusively on the CBOE. The Adviser believes that there exists a large trading volume of S&P 500 options, sufficient to fulfill the Fund's requirements to implement its index options strategy.

     SELLING INDEX CALL OPTIONS. The Fund's index option strategy is designed to produce current cash flow from options premiums and to moderate the volatility of the Fund's returns. This index option strategy is of a hedging nature, and is not designed to speculate on equity market performance.

     As the seller of S&P 500 call options, the Fund will receive cash (the premium) from the purchaser. The purchaser of the option has the right to any appreciation in the value of the S&P 500 over a fixed price (the exercise price) as of a specified date in the future (the option valuation date). Generally, the Fund intends to sell S&P 500 call options that are slightly "out-of-the-money" (i.e., the exercise price generally will be slightly above the current level of the S&P 500 when the option is sold). The Fund will, in effect, sell the potential appreciation in the value of the S&P 500 above the exercise price in exchange for the option premium received. If, at expiration, an S&P 500 call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the S&P 500 and the exercise price of the option. The premium, the exercise price and the market value of the S&P 500 will determine the gain or loss realized by the Fund as the seller of the index call option.

     Prior to expiration, the Fund may close an option position by making an offsetting market purchase of identical option contracts (same type, underlying index, exercise price and expiration). The cost of closing out transactions and payments in settlement of exercised options will reduce the net option premiums available for distribution to Common Shareholders by the Fund. The reduction in net option premiums due to a rise in stock prices should generally be offset, at least in part, by appreciation in the value of the Fund's common stock portfolio and by the opportunity to realize higher premium income from selling new index options at higher exercise prices.

     In certain extraordinary market circumstances, to limit the risk of loss on the Fund's index option strategy, the Fund may enter into "spread" transactions by purchasing index call options with higher exercise prices than those of index call options written. The Fund will only engage in such transactions when Eaton Vance and Rampart believe that certain extraordinary events temporarily have depressed equity prices and substantial short-term appreciation of such prices is expected. By engaging in spread transactions in such circumstances the Fund will reduce the limitation imposed on its ability to participate in such recovering equity markets that exist if the Fund only writes index call options. The premiums paid to purchase such call options are expected to be lower than the premiums earned from the call options written at lower exercise prices. However, the payment of these premiums will reduce amounts available for distribution from the Fund's option activity.

     The Fund will sell only "covered" call options. An index call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board) in an amount equal to the contract value of the index. An index call option also is covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Board).

     If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option written by the Fund is exercised, the Fund realizes on the expiration date a capital gain if the cash payment made by the Fund upon exercise is less than the premium received from writing the option and a capital loss if the cash payment made is more than the premium received. If a written option is repurchased, the Fund realizes upon the closing purchase transaction a capital gain if the cost of the closing option is less than the premium received from writing the option and a capital loss if the cost of the closing option is more than the premium received. Because exchange-listed S&P 500 options are "section 1256 contracts," the Fund's gains and losses thereon generally will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of holding period. In addition, the Fund generally will be required to "mark to market" (i.e., treat as sold for fair market value) each outstanding index option position on October 31 or at the close of each taxable year. See
"Distributions -- Federal Income Tax Matters."

     The principal factors affecting the market value of an option contract include supply and demand in the options market, interest rates, the current market price of the underlying index in relation to the exercise price of the option, the actual or perceived volatility associated with the underlying index and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices or otherwise at fair value as determined by the Board.

     The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing and exercise transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to options premiums than in relation to the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options over short periods of time or concurrently. Transaction costs associated with the Fund's options strategy will vary depending on market circumstances and other factors.

     The standard contract size for exchange-listed S&P 500 options is the index level multiplied by $100. There are three items needed to identify a particular S&P 500 option contract: (1) the expiration month, (2) the exercise (or strike) price and (3) the type (i.e., call or put). For example, a January 2005 1200 strike S&P 500 call option provides the option holder the right to receive $100 multiplied by the positive difference between the January option exercise-settlement value of the S&P 500 (determined on January 20, 2005 based on opening sales prices of the component index stocks on that date) and 1200. A call option whose exercise price is above the current price of the underlying index is called "out-of-the-money", and a call option whose exercise price is below the current price of the underlying index is called "in-the-money."

     The following is a conceptual example of the returns that may be achieved from a buy-write investment strategy that consist of holding a portfolio of stocks whose performance matches the S&P 500 and selling S&P 500 call options on the full value of the stock position. This example is not meant to represent the performance of actual option contracts or the Fund.

     A holder of a portfolio of common stocks writes (sells) January 2005 1200 strike S&P 500 call options on December 17, 2004 when the S&P 500 is at 1198.63. The options writer receives $14.41 (1.20%) per option written. Assume that the portfolio of stocks held by the options writer matches the performance of the S&P 500 over the period until the January exercise-settlement value of the S&P 500 is determined on January 20, 2005.

     In the example, the return over the period until option expiration earned by the holder of a portfolio of stocks whose performance matches the S&P 500 and who writes S&P 500 call options on the full value of the portfolio position and maintains the options position until expiration will be as follows: (1) if the S&P 500 declines 1.20%, the option will expire worthless and the holder will have a net return of zero (option premium offsets loss in stock portfolio); (2) if the S&P 500 is flat, the option will again expire worthless and the holder will have a net return of 1.20% (option premium plus no gain or loss on portfolio); (3) if the S&P 500 rises 0.11%, the option will again expire with no value and the holder will have a net return of 1.31% (option premium plus 0.11% portfolio return); and (4) if the index rises more than 0.11%, the exercise of the option would limit portfolio gain to 0.11% and total net return to 1.31%. If the index value at exercise exceeds the exercise price, returns over the period from the position are capped at 1.31%. On an annualized basis, in this example option premiums increase returns by approximately 12.9% in down, flat and moderately up markets; annualized returns in this example for the buy-write strategy are capped at approximately 14.1% in a strong up market.

     As demonstrated in the example, writing S&P 500 call options can lower the variability of potential return outcomes and can enhance returns in three of four market performance scenarios (down, flat or moderately up). Only when the level of the S&P 500 at option expiration exceeds the sum of the premium received and the option exercise price would the buy-write strategy be expected to provide lower returns than the stock portfolio-only alternative. The amount of downside protection afforded by the buy-write strategy in declining market scenarios is limited, however, to the amount of option premium received. If the S&P 500 declines by an amount greater than the option premium, the buy-write strategy would generate an investment loss. Returns from implementing a buy-write strategy using S&P 500 call options will also be substantially affected by the performance of the portfolio of stocks held versus the S&P 500.

ADDITIONAL INVESTMENT PRACTICES

     In addition to its primary investment strategies as described above, the Fund may engage in the following investment practices:

     TEMPORARY INVESTMENTS. During unusual market circumstances, the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations. In moving to a substantial temporary investments position and in transitioning from such a position back into conformity with the Fund's normal investment policies, the Fund may incur transaction costs that would not be incurred if the Fund had remained fully invested in accordance with such normal policies. The transition to and from a substantial temporary investments position may also result in the Fund having to sell common stocks and/or close out options positions and then later purchase common stocks and open new options positions in circumstances that might not otherwise be optimal. The Fund's investment in such temporary investments under unusual market circumstances may not be in furtherance of the Fund's investment objectives.

     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the transacted securities are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. "Forward commitment" or "when-issued" transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. The Fund does not intend to enter into "forward commitment" or "when-issued" transactions for the purpose of investment leverage.

     ILLIQUID SECURITIES. The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

     It may be difficult to sell illiquid securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision by the Fund to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

     OTHER DERIVATIVE INSTRUMENTS. In addition to the intended strategy of selling index call options, the Fund may invest up to 20% of its total assets in other derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objectives and policies), provided that no more than 10% of the Fund's total assets may be invested in such derivative instruments acquired for non-hedging purposes. These strategies may be executed through the use of derivative contracts in the United States or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative contracts based on equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivatives may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities.

     SWAPS. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to mitigate non-payment or default risk, or to gain exposure to particular securities, baskets of securities, indices or currencies. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., the designated referenced amount of exposure to the underlying instruments. The Fund will enter into swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swaps are traded in the over-the-counter market. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the total return performance of the Fund would be unfavorably affected.

     TOTAL RETURN SWAPS. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other designated underlying asset(s).

     INTEREST RATE SWAPS. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

     FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in stock prices or interest rates, for other risk management purposes or to gain exposure to certain securities, indices and currencies. Futures contracts may be based on various securities indices and securities. Such transactions involve a risk of loss or depreciation due to adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. Sales of futures contracts and related options generally result in realization of short-term or long-term capital gain depending on the period for which the investment is held. To the extent that any futures contract or options on futures contract held by the Fund is a "section 1256 contract" under the Code, the contract will be marked-to-market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.

     SHORT SALES. The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

     Short sales against-the-box can be a tax-efficient alternative to the sale of an appreciated securities position. The ability to use short sales against-the-box as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out not later than thirty days after the end of the Fund's taxable year in which the transaction was initiated and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales.

     SECURITIES LENDING. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis.

     BORROWINGS. The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction. Although it does not currently intend to do so, the Fund may in the future from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes or to meet temporary cash needs.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. Income realized on reverse repurchase agreements is taxable as ordinary income.

     When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. There is a risk that large fluctuations in the market value of the

Fund's assets could affect net asset value and the market price of Common Shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage and may be subject to leverage risks. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's cash available for distribution.

     PORTFOLIO TURNOVER. The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves expense to the Fund, including brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities. The Fund expects to maintain high turnover in index call options, based on the Adviser's intent to sell index call options on substantially the full value of its holdings of common stocks and the Fund's initial expectation to roll forward its options positions on a monthly basis. For its stock holdings, the Fund's annual portfolio turnover rate is expected to exceed that of the S&P 500 due to turnover in connection with the Fund's tax-loss harvesting, gain matching, dividend capture and other strategies. On an overall basis, the Fund's annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund.

RISK CONSIDERATIONS

     NO OPERATING HISTORY. The Fund is a newly organized, diversified closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

     INVESTMENT AND MARKET RISK. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Because the Fund intends to sell index call options on a continuous basis on substantially the full value of its common stock holdings, the Fund's appreciation potential from equity market performance will be limited. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

     ISSUER RISK. The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

     EQUITY RISK. Under normal market conditions, the Fund will invest its managed assets in a diversified portfolio of common stocks. Therefore, a principal risk of investing in the Fund is equity risk. Equity risk is the risk that the value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stocks in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. Finally, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

     RISKS OF MID-CAP COMPANIES. The Fund may make investments in stocks of companies whose market capitalization is considered middle sized or "mid-cap." Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one person or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

     RISK OF SELLING INDEX CALL OPTIONS. The Fund expects to sell S&P 500 call options on a continuous basis on substantially the full value of its holdings of common stocks. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund intends to mitigate the risks of its written index call positions by holding a diversified portfolio of stocks similar to those on which the S&P 500 is based. However, the Fund does not intend to acquire and hold a portfolio containing exactly the same stocks as the S&P 500. Due to tax considerations, the Fund intends to limit the overlap between its stock portfolio holdings (and any subset thereof) and the S&P 500 to less than 70% on an ongoing basis. Consequently, the Fund bears the risk that the performance of the securities held will vary from the performance of the S&P
500. Index options written by the Fund will be priced on a daily basis. Their value will be affected primarily by changes in the price and dividend rates of the underlying common stocks in the S&P 500, changes in actual or perceived volatility of the S&P 500 and the remaining time to the options' expiration. The trading price of S&P 500 options will also be affected by liquidity considerations and the balance of purchase and sale orders.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. As the writer of S&P 500 call options, the Fund will forgo, during the option's life, the opportunity to profit from increases in the value of the S&P 500 above the sum of the option premium received and the exercise price of the call option, but retains the risk of loss, minus the option premium received, should the value of the S&P 500 decline. When a call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of S&P 500 at contract termination over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

     The trading price of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund may close out a call option by buying the option instead of letting it expire or be exercised. There can be no assurance that a liquid market will exist when the Fund seeks to close out a call option position by buying the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the

OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The hours of trading for options may not conform to the hours during which common stocks held by the Fund are traded. To the extent that the options markets close before the markets for securities, significant price and rate movements can take place in the securities markets that would not be reflected concurrently in the options markets. Index call options are marked to market daily and their value is substantially affected by changes in the value and dividend rates of the securities represented in the underlying index, changes in interest rates, changes in the actual or perceived volatility of the associated index and the remaining time to the options' expiration, as well as trading conditions in the options market.

     TAX RISK. Reference is made to "Distributions -- Federal Income Tax Matters" for an explanation of the federal income tax consequences and attendant risks of investing in the Fund. Although the Fund seeks to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund, there can be no assurance that it will be successful in this regard. The tax treatment and characterization of the Fund's distributions may change over time due to changes in the Fund's mix of investment returns and changes in the federal tax laws, regulations and administrative and judicial interpretations. Distributions paid on the Common Shares may be characterized variously as net investment income (taxable at ordinary income rates), qualified dividends and capital gains dividends (each taxable at long-term capital gains rates) or return of capital (not currently taxable). The ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until after the end of that calendar year. Distributions to a Common Shareholder that are return of capital will be tax free to the amount of the Common Shareholder's current tax basis in his or her Common Shares, with any distribution amounts exceeding such basis treated as capital gain on a deemed sale of Common Shares. Common Shareholders are required to reduce their tax basis in Common Shares by the amount of tax-free return of capital distributions received, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) to be recognized upon a later disposition of the Common Shares. In order for Fund distributions of qualified dividend income to be taxable at favorable long-term capital gains rates, a Common Shareholder must meet certain prescribed holding period and other requirements with respect to his or her Common Shares. If positions held by the Fund were treated as "straddles" for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. Gain or loss on positions in a straddle are subject to special (and generally disadvantageous) rules as described under "Distributions -- Federal Income Tax Matters."

     DISTRIBUTION RISK. The quarterly distributions Common Shareholders will receive from the Fund will be sourced from the Fund's net option premiums, net realized and unrealized gains on stock investments, and dividends and interest income, after payment of Fund expenses. The Fund's cash available for distribution may vary widely over the short- and long-term. If stock prices or stock market volatility declines, the level of premiums from writing index call options and the amounts available for distribution from options activity will likely decrease as well. Payments to close out written call options will reduce amounts available for distribution from call option premiums received. Net realized and unrealized gains on the Fund's stock investments will be determined primarily by the direction and movement of the U.S. stock market (and the particular stocks held). Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. There can be no assurance that quarterly distributions paid by the Fund to the Common Shareholders will be maintained at initial levels or increase over time.

     FOREIGN SECURITY RISK. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad (such as foreign brokerage costs, custodial expenses and other fees) are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation of assets, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations or repatriating capital invested in foreign countries. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments held by the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. Foreign securities may not be eligible for the reduced rate of taxation applicable to qualified dividend income.

     INTEREST RATE RISK. The premiums from writing index call options and amounts available for distribution from the Fund's options activity may decrease in declining interest rate environments. The value of the Fund's common stock investments may also be influenced by changes in interest rates. Higher yielding stocks and stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

     DERIVATIVES RISK. In addition to writing index call options, the risks of which are described above, the Fund may invest up to 20% of its total assets in other derivative investments acquired for hedging, risk management and investment purposes. Derivative transactions including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales) may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates, and imperfect correlations between the Fund's securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or no recovery in such circumstances. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Funds' performance.

     LIQUIDITY RISK. The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund's net asset value, and at times may make the disposition of securities infeasible.

     INFLATION RISK. Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

     MARKET PRICE OF COMMON SHARES. The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The net asset value per Common Share will be reduced immediately following this offering by the sales load and the amount of offering expenses paid by the Fund. The trading price of the Common Shares may be less than the initial public offering price. The risk will be greater for investors who sell their Common Shares in a relatively short period after completion of the initial public offering.

     FINANCIAL LEVERAGE. Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund's distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

     MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance, Parametric, Rampart and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund's investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance, Parametric, Rampart and the individual portfolio managers to develop and actively implement investment strategies that achieve the Fund's investment objectives. There is no assurance that Eaton Vance, Parametric, Rampart and the individual portfolio managers will be successful in developing and implementing the Fund's investment strategy. Subjective decisions made by Eaton Vance, Parametric, Rampart and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

     MARKET DISRUPTION. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. These terrorist attacks and related events, including the war in Iraq, its aftermath and continuing occupation of Iraq by coalition forces, have raised short-term market risk and may have adverse long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact trading in common stocks and stock options, interest rates, credit risk, inflation and other factors relating to the Common Shares. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets.

     ANTI-TAKEOVER PROVISIONS. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. See "Description of Capital Structure -- Anti-Takeover Provisions in the Declaration of Trust."

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below) and the Sub-Advisers under each Sub-Advisory Agreement (as defined below), is the responsibility of the Board under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

     Eaton Vance acts as the Fund's investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser's principal office is located at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment funds since 1931. Eaton Vance (or its affiliates) currently serves as the investment adviser to investment funds and various individual and institutional clients with combined assets under management of approximately $98 billion as of January 31, 2005, including approximately $58.6 billion in equity assets. Eaton Vance is a direct, wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company, which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

     Under the general supervision of the Board, Eaton Vance will be responsible for managing the Fund's overall investment program, providing the Sub-Advisers with research support and supervising the performance of the Sub-Advisers. As described below under the caption "The Sub-Advisers," Parametric will be responsible for structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques, relying in part on the fundamental research and analytical judgments of the Adviser; Rampart will responsible for providing advice on and execution of the Fund's options strategy. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser's organization and who render investment services to the Fund and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 1.00% of the average daily gross assets of the Fund. Gross assets of the Fund means total assets of the Fund, including any form of investment leverage that the Fund may in the future determine to utilize, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any future investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or (iv) any other means. During any future periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's gross assets, including proceeds from any borrowings and from the issuance of preferred shares.

     Walter A. Row and other Eaton Vance investment professionals comprise the investment team responsible for managing the Fund's overall investment program, providing the Sub-Advisers with research support and supervising the performance of the Sub-Advisers. Mr. Row is the portfolio manager responsible for the day-to-day management of Eaton Vance's responsibilities with respect to the Fund's investment portfolio.

     Mr. Row is a Vice President and the Director of Equity Research at Eaton Vance. He is a member of Eaton Vance's Equity Strategy Committee, manages two other Eaton Vance registered closed-end investment companies that utilize buy-write strategies and has been an equity analyst and member of Eaton Vance's equity research team since 1996.

THE SUB-ADVISERS

     Eaton Vance has engaged its affiliate Parametric as a sub-adviser to the Fund. Parametric will be responsible for structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques, relying in part on the fundamental research and analytical judgments of the Adviser. Parametric has developed specialized programs and systems that allow for efficient implementation of the Fund's strategies. Parametric's principal office is located at 1151 Fairview Avenue North, Seattle, WA 981209. Parametric was founded in 1987. In September of 2003, Eaton Vance Corp, the parent company of Eaton Vance, acquired an 80% interest in the firm with the remaining 20% owned primarily by Parametric employees. Parametric specializes in managing broadly diversified, risk controlled and tax-efficient portfolios for high net worth investors and investment company clients. Parametric managed approximately $9.2 billion in assets as of January 31, 2005.

     Under the terms of the Sub-Advisory Agreement (a "Sub-Advisory Agreement") between Eaton Vance and Parametric, Eaton Vance (and not the Fund) will pay Parametric a fee at an annual rate equal to 0.25% of the average daily gross assets of the Fund. Pursuant to the terms of the Advisory Agreement, Eaton Vance, upon approval by the Board, may terminate the Sub-Advisory Agreement, and Eaton Vance may assume full responsibility for the services provided by Parametric without the need for approval by shareholders of the Fund.

     David Stein, Ph.D., and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund's common stock portfolio.

     Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities. Prior to joining Parametric, Mr. Stein held senior research, development and portfolio management positions at GTE Investment Management Corp., the Vanguard Group and IBM Retirement Funds.

     Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric, where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies. Prior to joining Parametric, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

     Eaton Vance has engaged Rampart to serve as a sub-adviser to the Fund to provide advice on and execution of the Fund's options strategy. Rampart's principal office is located at One International Place, Boston, Massachusetts 02110 and was founded in 1983. Rampart provides customized investment management services within its core competency in options program management to a spectrum of institutional, high net worth and investment company clients. Rampart managed approximately $2.7 billion in assets as of February 28, 2005.

     Mr. Egalka is responsible for the development and implementation of Rampart's options strategy utilized in managing the Fund.

     Mr. Egalka is President and CEO of Rampart. He is also President of Rampart Securities, Inc., an affiliate of Rampart and a NASD member broker/dealer. Mr. Egalka oversees the development and implementation of investment strategies and tactics for Rampart.

     Under the terms of the Sub-Advisory Agreement (a "Sub-Advisory Agreement") between Eaton Vance and Rampart, Eaton Vance (and not the Fund) will pay Rampart a fee at an annual rate equal to 0.05% of the average daily gross assets of the Fund. Pursuant to the terms of the Advisory Agreement, Eaton Vance, upon approval by the Board, may terminate the Sub-Advisory Agreement, and Eaton Vance may assume full responsibility for the services provided by Rampart without the need for approval by shareholders of the Fund.

     The Fund, the Adviser and the Sub-Advisers have adopted codes of ethics relating to personal securities transactions (the "Codes of Ethics"). The Codes of Ethics permit Adviser and Sub-Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes of Ethics.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

THE ADMINISTRATOR

     Eaton Vance serves as administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under an Administration Agreement with the Fund (the "Administration Agreement"), Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Board. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Board and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund's business. In addition to the management fee, the Fund pays all costs and expenses of its operation, including compensation of its Trustees (other than those affiliated with the Adviser), custodial expenses, dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing Fund documents and reports to governmental agencies, and taxes and filing or other fees, if any.

                                 DISTRIBUTIONS

     Commencing with the Fund's first distribution, the Fund intends to make regular quarterly distributions to Common Shareholders sourced from the Fund's cash available for distribution. "Cash available for distribution" will consist of the Fund's net option premiums, net realized and unrealized gains on stock investments, and dividends and interest income, after payment of Fund expenses. The Fund's distribution rate may be adjusted from time-to-time. The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders. The initial distribution is expected to be declared approximately 75 days and paid approximately 90-120 days after the completion of this offering, depending on market conditions.

     The Fund's annual distributions will likely differ from annual net investment income. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. To the extent that that Fund's net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund's investment company taxable income will be distributed.

     At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year's net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and amounts refunded in connection with retained capital gains as a substitute for equivalent cash distributions.

     If, for any calendar year, as discussed above, the total distributions made exceed the Fund's net investment taxable income and net capital gains, the excess generally will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder's basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder's adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

     To permit the Fund to maintain more stable distributions, distribution rates will be based on projected annual cash available for distribution. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available for distribution from that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares' net asset value.

     Common Shareholders may elect automatically to reinvest some or all of their distributions in additional Common Shares under the Fund's dividend reinvestment plan. See "Dividend Reinvestment Plan."

     The Fund has applied for an order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). In the event that such an exemptive order is obtained, the Fund will consider increasing the frequency of its regular distributions to Common Shareholders from quarterly to monthly. The Fund will not designate more than the permitted number of capital gain distributions until it receives such an exemptive order. The staff of the SEC has indicated that it has suspended the processing of exemptive applications requesting the type of relief referenced above, pending review by the staff of the results of an industry-wide SEC inspection focusing on the dividend practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief. As a result of this development, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above. Failure to receive exemptive relief would increase the likelihood that in certain taxable years the Fund would retain all or a portion of the year's net capital gain and pay tax on the retained gain as described above. The Adviser does not believe that retaining capital gains and paying tax thereon would have a material adverse affect on the Fund or the Common Shareholders.

FEDERAL INCOME TAX MATTERS

     The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its regulated investment company status and to avoid paying any federal income or excise tax thereon. To the extent it qualifies for treatment as a regulated investment company and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

     At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year's net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of holding period in the Common Shares) and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholders of record for the retained capital gain will also be entitled to increase their tax basis in their Common Shares by 65 percent of the allocated gain. Distributions of the Fund's net capital gain ("capital gain distributions"), if any, are taxable to Common Shareholders as long-term capital gain, regardless of their holding period in the Common Shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

     If, for any calendar year, the Fund's total distributions exceed the Fund's current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder's basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder's adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares. See below for a summary of the maximum tax rates applicable to capital gain (including capital gain distributions). A corporation that owns Fund shares generally will not be entitled to the dividends-received deduction with respect to all (or any prescribed percentage) of the distributions it receives from the Fund. Fund distributions that are attributable to qualified dividend income received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends-received deduction.

     If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction ("DRD") in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

     Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (viii) adversely alter the characterization of certain complex financial transactions. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

     In the case of Fund transactions involving S&P 500 call options (or other listed options on broad-based securities indices), Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to "mark to market" (i.e., treat as sold for fair market value) each such position which it holds on October 31 or at the close of each taxable year. If a section 1256 contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules. In addition to most index call options, section 1256 contracts include certain other options contracts, certain regulated futures contracts and certain other financial contracts.

     The Code contains special rules that apply to "straddles," defined generally as the holding of "offsetting positions with respect to personal property." For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles for this purpose because the Fund's portfolio of common stocks will be sufficiently dissimilar from the components of the S&P 500 under applicable guidance established by the IRS. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

     The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are section 1256 contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

     The Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, or a forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

     Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of "substantially identical property" held by the Fund.

     Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

     Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Tax Act"), certain dividend distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15% or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from U.S. corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In order for qualified dividends paid by the Fund to a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Common Shares for more than 60 days during the 121-day period surrounding the ex-dividend date. For the Fund to receive tax-advantaged dividend income, the Fund must hold stock paying qualified dividend income for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to such stock. Gains on option positions treated as short-term and other short-term gains, interest income and non-qualified dividends are not eligible for the lower tax rate. The special rules relating to the taxation of ordinary income dividends paid by the Fund generally apply to taxable years beginning before January 1, 2009. Thereafter, the Fund's distributions that are characterized as dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund's dividend distributions will qualify for favorable treatment under the Tax Act. The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2009 unless further legislative action is taken.

     The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

     Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder's adjusted tax basis in the Common Shares sold and the sale proceeds. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as any capital gain distributions) (5% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

     An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution, and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (in 2005, 28%).

     An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

     The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Prospectus and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a U.S. person and holds Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

                           DIVIDEND REINVESTMENT PLAN

     Pursuant to the Fund's dividend reinvestment plan (the "Plan"), a Common Shareholder may elect to have all distributions (including capital gain distributions) automatically reinvested in Common Shares. Common Shareholders may elect to participate in the Plan by completing the dividend reinvestment plan application form. Common Shareholders electing not to participate in the Plan will receive all distributions in cash paid by check mailed directly to them by PFPC Inc., as dividend paying agent.

     PFPC Inc. (the "Plan Agent") serves as agent for the Common Shareholders in administering the Plan. Common Shareholders who elect not to participate in the Plan will receive all Fund distributions in cash paid by check mailed directly to the Common Shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by PFPC Inc., as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent prior to any distribution record date.

     Common Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Common Shares from the Fund ("newly issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for the distribution, the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the distribution amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution by the net asset value per Common Share on the date the Common Shares are issued, provided that the maximum discount from the then current market price per Common Share on the date of issuance may not exceed 5%. If on the distribution payment date the net asset value per Common Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the distribution amount in Common Shares acquired on behalf of the participants in open-market purchases.

     In the event of a market discount on the distribution payment date, the Plan Agent will have up to 30 days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent could exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the distribution payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly issued Common Shares.

     The Plan Agent maintains all Common Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder's name and held for the account of beneficial owners who participate in the Plan.

     There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in Common Shares or in cash. However, each Plan participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of distributions.

     Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Common Shares is above their net asset value, participants in the Plan will receive Common Shares purchased at a discount to market price and having a current value that exceeds the cash distributions they would have otherwise received on their Common Shares. If the market price (plus commissions) of the Common Shares is below their net asset value, Plan participants will receive Common Shares with a net asset value that exceeds the cash distributions they would have otherwise received on their Common Shares. There may, however, be insufficient Common Shares available in the market at prices below net asset value to satisfy the Plan's requirements, in which case the Plan Agent will acquire newly issued Common Shares. Also, since the Fund does not redeem its Common Shares, the price on resale of Common Shares may be more or less than their net asset value.

     Experience under the Plan may indicate that changes are desirable. Accordingly, upon 30 days' notice to Plan participants, the Fund reserves the right to amend or terminate the Plan. A Plan participant will be charged a $5.00 service charge and pay brokerage charges whenever he or she directs the Plan Agent to sell Common Shares held in a distribution reinvestment account.

     All correspondence concerning the Plan should be directed to the Plan Agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. Please call 1-800-331-1710 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Standard Time if you have questions regarding the Plan.

                        DESCRIPTION OF CAPITAL STRUCTURE

     The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated and filed with the Secretary of The Commonwealth on November 17, 2004 (the "Declaration of Trust"). The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the New York Stock Exchange.

COMMON SHARES

     The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, $0.01 par value per share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Common Shareholders will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the Common Shareholders. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the Common Shareholders. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund and permits inclusion of a clause to that effect in agreements entered into by the Fund and, in coordination with the Fund's By-laws, indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, in certain limited circumstances, be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Fund's Declaration of Trust and By-laws described in the foregoing sentence make the likelihood of such personal liability remote.

     The Fund has no current intention to issue preferred shares or to borrow money. However, if at some future time there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund's total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating agency (a "Rating Agency"). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund's status as a regulated investment company. See "Distributions -- Federal Income Tax Matters." Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

     The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the outstanding Common Shares. The Common Shares have no preemptive rights.

     The Fund generally will not issue Common Share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor's account. Common Share certificates that have been issued to an investor may be returned at any time.

REPURCHASE OF COMMON SHARES AND OTHER DISCOUNT METHODS

     Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time-to-time it may be in the interest of Common Shareholders for the Fund to take corrective actions to reduce trading discounts in the Common Shares. The Board, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund's expenses, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price equal to or approximating their net asset value. The Board, in consultation with Eaton Vance, may from time to time review other possible actions to reduce trading discounts in the Common Shares.

PREFERRED SHARES

     The Fund has no current intention of issuing any shares other than the Common Shares. However, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights (the "preferred shares") in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

     Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating for preferred shares, asset coverage requirements in addition to those set forth in the 1940 Act may be imposed. The liquidation value of any preferred shares would be expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of any preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Declaration of Trust) if and when it authorizes preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of such preferred shares may also enable the Fund to lengthen such intervals. At times, the distribution rate as redetermined on any preferred shares could approach or exceed the Fund's return after expenses on the investment of proceeds from the preferred shares, and the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund. Holders of preferred shares, voting as a class, would be entitled to elect two of the Fund's Trustees if any preferred shares are issued. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by a Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required under the 1940 Act. In this regard, holders of preferred shares may, for example, be entitled to elect a majority of the Board if only one dividend on the preferred shares is in arrears.

     In the event of any future issuance of preferred shares, the Fund likely would seek a credit rating for such preferred shares from a Rating Agency. In such event, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such Rating Agency. Based on previous guidelines established by Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any preferred shares, the Fund anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to any preferred shares by a Rating Agency would be more or less restrictive than those described in this Prospectus.

CREDIT FACILITY/COMMERCIAL PAPER PROGRAM

     The Fund has no current intention to borrow money for the purpose of obtaining investment leverage. If, in the future, the Fund determines to engage in investment leverage using borrowings, the Fund may enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program, pursuant to which the Fund would expect to be entitled to borrow up to a specified amount. Any such borrowings would constitute financial leverage. Borrowings under such a facility/ commercial paper program would not be expected to be convertible into any other securities of the Fund. Outstanding amounts would be expected to be prepayable by the Fund prior to final maturity without significant penalty, and no sinking fund or mandatory retirement provisions would be expected to apply. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility/program or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility/program against liabilities they may incur in connection with the facility/program.

     In addition, the Fund expects that any such credit facility/program would contain covenants that, among other things, likely would limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility/program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility/program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility/program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

EFFECTS OF POSSIBLE FUTURE LEVERAGE

     As discussed above, the Fund has no current intention to issue preferred shares or to borrow money for the purpose of obtaining investment leverage. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy would be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent that amounts available for distribution derived from securities purchased with the proceeds of leverage exceed the cost of such leverage, the Fund's distributions would be greater than if leverage had not been used. Conversely, if the amounts available for distribution derived from securities purchased with leverage proceeds are not sufficient to cover the cost of leverage, distributions to Common Shareholders would be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares.

     In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees would be higher if leverage is utilized. In this regard, holders of preferred shares would not bear the investment advisory fee. Rather, Common Shareholders would bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

     The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

     In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

     The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CONVERSION TO OPEN-END FUND

     The Fund may be converted to an open-end management investment company at any time if approved by the lesser of (i) two-thirds or more of the Fund's then outstanding Common Shares and preferred shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Common Shares and preferred shares (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would eliminate any future leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. The Board believes that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund were to convert to an open-end investment company, the Fund expects it would pay all such redemption requests in cash, but would likely reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

                                  UNDERWRITING

     Subject to the terms and conditions stated in the Fund's underwriting agreement dated April 26, 2005, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

                                                                NUMBER OF
UNDERWRITERS                                                  COMMON SHARES
------------                                                  -------------
Citigroup Global Markets Inc. ..............................    7,600,000
Wachovia Capital Markets, LLC...............................    5,800,000
A.G. Edwards & Sons, Inc. ..................................    2,800,000
Advest, Inc. ...............................................      500,000
Robert W. Baird & Co. Incorporated..........................      200,000
Banc of America Securities LLC..............................      700,000
H&R Block Financial Advisors, Inc. .........................      700,000
Ferris, Baker Watts, Incorporated...........................      200,000
J.J.B. Hilliard, W.L. Lyons, Inc. ..........................      200,000
Janney Montgomery Scott LLC.................................      600,000
KeyBanc Capital Markets, A Division of McDonald Investments
  Inc. .....................................................      200,000
Legg Mason Wood Walker, Incorporated........................      500,000
RBC Capital Markets Corporation.............................      600,000
Wells Fargo Securities, LLC.................................    1,000,000
Deutsche Bank Securities Inc. ..............................       70,000
Morgan Keegan & Company, Inc. ..............................       70,000
Oppenheimer & Co. Inc. .....................................       70,000
Piper Jaffray & Co. ........................................       70,000
Ryan Beck & Co., Inc. ......................................       70,000
SunTrust Capital Markets, Inc. .............................       70,000
TD Waterhouse Investor Services, Inc. ......................       70,000
Wedbush Morgan Securities Inc. .............................       70,000
BB&T Capital Markets, a division of Scott & Stringfellow,
  Inc. .....................................................       25,000
BrookStreet Securities Corporation..........................       25,000
D.A. Davidson & Co. ........................................       25,000
Doft & Co., Inc. ...........................................       25,000
M.L. Stern & Co., LLC.......................................       25,000
Mesirow Financial, Inc. ....................................       25,000
Sanders Morris Harris Inc. .................................       25,000
Strand, Atkinson, Williams & York, Inc. ....................       25,000
Axiom Capital Management, Inc. .............................       10,000
Cadaret, Grant & Co., Inc. .................................       10,000
Fifth Third Securities, Inc. ...............................       10,000
Gilford Securities Incorporated.............................       10,000
GunnAllen Financial, Inc. ..................................       10,000
Huntleigh Securities Corporation............................       10,000
J. B. Hanauer & Co. ........................................       10,000
Jesup & Lamont Securities Corporation.......................       10,000

                                                                NUMBER OF
UNDERWRITERS                                                  COMMON SHARES
------------                                                  -------------
Johnston, Lemon & Co. Incorporated..........................       10,000
Joseph Gunnar & Co. LLC.....................................       10,000
National Securities Corporation.............................       10,000
Parker/Hunter Incorporated..................................       10,000
Southwest Securities, Inc. .................................       10,000
Spelman & Co., Inc. ........................................       10,000
                                                               ----------
  Total.....................................................   22,500,000
                                                               ==========

     The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

     The Underwriters, for whom Citigroup Global Markets, Inc., Wachovia Capital Markets, LLC, A.G. Edwards & Sons, Inc., Advest, Inc., Robert W. Baird & Co. Incorporated, Banc of America Securities LLC, H&R Block Financial Advisors, Inc., Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott LLC, KeyBanc Capital Markets, A Division of McDonald Investments Inc., Legg Mason Wood Walker, Incorporated, RBC Capital Markets Corporation and Wells Fargo Securities, LLC are acting as representatives, propose to offer some of the Common Shares directly to the public at the initial public offering price set forth on the cover page of this Prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $0.60 per Common Share. The sales load the Fund will pay of $0.90 per Common Share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not to exceed $0.10 per Common Share on sales to certain other dealers. If all of the Common Shares are not sold at the initial public offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before April 29, 2005. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

     The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to 3,375,000 additional Common Shares at the public offering initial price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

     The Fund, the Adviser and the Sub-Advisers have agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Citigroup Global Markets Inc., in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

     Prior to this offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, the Adviser and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance.

     The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase additional Common Shares.

                                                                    PAID BY FUND
                                                             ---------------------------
                                                             NO EXERCISE   FULL EXERCISE
                                                             -----------   -------------
Per share..................................................  $      0.90    $      0.90
                                                             -----------    -----------
Total......................................................  $20,250,000    $23,287,500
                                                             ===========    ===========

     The Fund, the Adviser and the Sub-Advisers have each agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make because of any of these liabilities.

     The Fund has agreed to pay the Underwriters $0.005 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The Adviser has agreed to pay the amount by which the Fund's offering costs (other than the sales load but inclusive of the reimbursement of Underwriter expenses of $0.005 per share) exceed $0.04 per share. The Adviser has agreed to pay all of the Fund's organizational expenses.

     Additional compensation. The Adviser (and not the Fund) has agreed to pay to Wachovia Capital Markets, LLC and A.G. Edwards & Sons, Inc. (the "Qualifying Underwriters") from its own assets an annual fee of 0.15% and 0.10%, respectively, of the Fund's average daily gross assets attributable to Common Shares sold by such Qualifying Underwriters (including a proportionate share of assets that may in the future be acquired using leverage). The sum of these fees will not exceed 4.134% of the total initial price to the public of the Common Shares offered hereby and will be payable in arrears at the end of each calendar quarter during the continuance of the Advisory Agreement or other advisory agreement between the Adviser and the Fund. Additionally, the Adviser (and not the Fund) will pay to Citigroup Global Markets Inc. from its own assets a structuring fee for advice relating to the structure and design of the Fund and the organization of the Fund as well as services related to the sale and distribution of the Common Shares in an amount equal to $1,517,755.20, which is 0.337% of the total initial price to the public of the Common Shares offered hereby. The sum of the noted fees to be paid to the Qualifying Underwriters and Citigroup Global Markets Inc., the amounts paid by the Fund to reimburse certain Underwriter and other expenses and the sales load to be paid by the Fund will not exceed 9.00% of the total initial price to the public of the Common Shares offered hereby.

     In connection with the requirements for listing the Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

     Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the New York Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a Prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

     In connection with the offering, Citigroup Global Markets Inc., on behalf of the Underwriters, may purchase and sell Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters' over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option. Transactions to close out the covered syndicate short involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make "naked" short sales of Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

     The Underwriters also may impose a penalty bid. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when Citigroup Global Markets Inc. repurchases Common Shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

     Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on the New York Stock Exchange or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

     A Prospectus in electronic format may be available on the website maintained by one or more of the Underwriters. The representatives may agree to allocate a number of Common Shares to the Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to Underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

     The Fund anticipates that, from time to time, certain Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

     Certain Underwriters have performed investment banking and advisory services for the Adviser, the Sub-Advisers and their affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser and the Sub-Advisers in the ordinary course of business.

     Prior to the initial public offering of Common Shares, the Adviser purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

     The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, NY 10013.

                          CUSTODIAN AND TRANSFER AGENT

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116 is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. IBT maintains the Fund's general ledger and computes net asset value per share daily. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund's investments and receives and disburses all funds. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

     PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027 is the transfer agent and dividend disbursing agent of the Fund.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Kirkpatrick & Lockhart Nicholson Graham LLP, Boston, Massachusetts, and for the Underwriters by Simpson Thacher & Bartlett LLP, New York, New York.

                            REPORTS TO SHAREHOLDERS

     The Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Deloitte & Touche LLP, Boston, Massachusetts is the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.

                             ADDITIONAL INFORMATION

     The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-225-6265.

     Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Additional Investment Information and Restrictions..........    2
Trustees and Officers.......................................    5
Investment Advisory and Other Services......................   12
Determination of Net Asset Value............................   18
Portfolio Trading...........................................   19
Taxes.......................................................   22
Other Information...........................................   27
Independent Registered Public Accounting Firm...............   28
Statement of Assets and Liabilities.........................   30
Notes to Financial Statements...............................   31
Appendix A: Proxy Voting Policies and Procedures............  A-1

                           THE FUND'S PRIVACY POLICY

     The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

     - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

     - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

     - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

     - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

     Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

     In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

     For more information about our Privacy Policy, please call 1-800-262-1122.

                               22,500,000 SHARES

                 EATON VANCE TAX-MANAGED BUY-WRITE INCOME FUND

                                 COMMON SHARES

                               (EATON VANCE LOGO)
                                  ------------
                                   PROSPECTUS
                                 APRIL 26, 2005

                                  ------------
                                   CITIGROUP
                              WACHOVIA SECURITIES
                                  A.G. EDWARDS
                                  ADVEST, INC.
                             ROBERT W. BAIRD & CO.
                         BANC OF AMERICA SECURITIES LLC
                       H&R BLOCK FINANCIAL ADVISORS, INC.
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